THE SWISS HELVETIA FUND, INC. MAKES PRELIMINARY FILING
FOR RIGHTS OFFERING

Press Release – For Immediate Release

New York, New York—March 29, 2007

The Swiss Helvetia Fund, Inc. (NYSE: SWZ) announced today that it has filed with the Securities and Exchange Commission a preliminary registration statement for a potential rights offering to the Fund’s stockholders. The rights offering will commence only upon further approval by the Fund’s Board of Directors, on terms yet to be determined, and remains subject to market conditions.

Should the Fund’s Board approve the rights offering, commencement of the offer will be announced via press release and the definitive terms of the offer, including important dates and the subscription price, will be included in the prospectus. The final terms of such an offer will depend on market conditions at the time of commencement.

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The Swiss Helvetia Fund, Inc. is a non-diversified, closed-end management investment company seeking long-term capital appreciation through investment primarily in equity and equity-linked securities of Swiss companies. Its shares are listed on the New York Stock Exchange under the symbol “SWZ.” Because the Fund is non-diversified, it can take larger positions in fewer companies, thereby increasing its overall risk profile. Investments in securities of foreign companies present greater risks including currency fluctuations and changes in political and economic conditions. Foreign securities markets generally exhibit greater price volatility and are less liquid than U.S. markets.

Shares of closed-end investment companies frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Before investing in the Fund, investors should carefully consider the investment objective, strategies, risks and charges and expenses of the Fund. This information, and other information about the Fund can be found in the Fund’s prospectus on file with the Securities and Exchange Commission. An investor should carefully read the Fund’s prospectus before investing.

This announcement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted. The offer will be made only by means of a prospectus and only after the registration statement on file with the Securities and Exchange Commission has been declared effective. The final terms of the offer may be different from those discussed above.

The Fund is managed by Hottinger Capital Corp. For further information, please contact Rudolf Millisits, Executive Vice President of Hottinger Capital Corp., at 1-888-SWISS-00 or (212) 332-2760, 1270 Avenue of the Americas, Suite 400, New York, New York, 10020.